       As filed with the Securities and Exchange Commission on February 21, 2001
                                                   Registration No. 333-________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 20, 2001

                              CV THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     Delaware                             0-21643               45-1570294
(State or Other Jurisdiction of    (Commission File No.)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                               ------------------

                                3172 Porter Drive
                           Palo Alto, California 94304
           (Address of Principal Executive Offices Including Zip Code)

                                 (650) 812-0585
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS

     On February 20, 2001, the Registrant entered into an amendment to its common stock purchase agreement allowing for the sale of up to an aggregate of $220,000,000 of the Registrant's Common Stock. The shares had been registered pursuant to an effective Registration Statement on Form S-3. Pursuant to the common stock purchase agreement, as amended, the Registrant may sell up to $220,000,000 of the Registrant's Common Stock, at a small discount to the market price, to Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington").

     The foregoing description is qualified in its entirety by reference to the following document, which is incorporated herein by reference: Amendment No. 1 to Common Stock Purchase Agreement, dated as of February 20, 2001, by and between the Registrant and Acqua Wellington, a copy of which is attached hereto as Exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits.

            10.1 Amendment No. 1 to Common Stock Purchase Agreement, dated as of February 20, 2001, by and between the Registrant and Acqua Wellington.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CV THERAPEUTICS, INC.

                                     By: /s/ DANIEL K. SPIEGELMAN
                                         ----------------------------------
                                                Daniel K. Spiegelman
                                             SENIOR VICE PRESIDENT AND
                                              CHIEF FINANCIAL OFFICER
                                   (Principal financial and accounting officer)